                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                                August 2, 2002
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                           NATIONAL CITY CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                      1-10074                34-1111088
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(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)




1900 East Ninth Street, Cleveland, Ohio                            44114
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(Address of principal executive offices)                        (Zip Code)


                                 (216) 222-2000
         --------------------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5. Other Events
        ------------

On August 1, 2002, National City Corporation (NYSE: NCC) issued a press release announcing that effective immediately, Peter E. Raskind, executive vice president and former head of Consumer Finance, has been named head of the Retail Sales and Distribution business unit, reporting to Robert G. Siefers, vice chairman. Mr. Raskind will be replacing A. Joseph Parker, who is on personal leave. Such press release is attached as Exhibit 99.1 to Registrant's filing on this Form 8-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 2, 2002                By /s/ David L. Zoeller
                                        ----------------------------------
                                        David L. Zoeller
                                        Executive Vice President and General
                                        Counsel